UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

(b)	Not applicable to the Registrant.

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

PMBS  | Principal Listing Exchange: NASDAQ

Semi-Annual Shareholder Report | September 30, 2024

Fund Performance

This semi-annual shareholder report contains important information about the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the "Fund") for the period of April 1, 2024 to September 30, 2024 (the "reporting period"). You can find additional information about the Fund at www.pimco.com/literature. You can also request this information by contacting us at 888.400.4ETF (888.400.4383).

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last six months?

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	$90	1.74%

Key Fund StatisticsFootnote Reference† (as of the end of the reporting period)

Total Net Assets	$98,179
# of Portfolio Holdings	740
Portfolio Turnover Rate	655%
Total Net Management Fees Paid During the Reporting Period	$170
Footnote	Description
Footnote†	Dollar amounts displayed in 000's

What did the Fund invest in?

Allocation Breakdown (% of Net Assets)Footnote Reference*

Footnote	Description
Footnote*	% of Net Assets includes derivatives instruments, if any, valued at the value used for determining the Fund's net asset value. The notional exposure of such derivatives investments therefore may be greater than what is depicted.
U.S. Government Agencies	176.1%
Non-Agency Mortgage-Backed Securities	25.3%
Asset-Backed Securities	13.4%
Other Investments	0.1%
Short-Term Instruments	3.0%
Financial Derivative Instruments	0.0%
Other Assets and Liabilities, Net	(117.9%)
Total	100.0%

Material Fund Changes

This is a summary of certain changes and planned changes of the Fund  since the beginning of the reporting period. For more information, you may refer to the Fund's next prospectus, which we expect to be available by July 31, 2025 or upon request at 888.400.4ETF (888.400.4383).

The Fund acquired all of the assets and liabilities of the PIMCO Mortgage-Backed Securities Fund (the "Acquired Fund") in a reorganization that occurred as of the close of business on September 20, 2024 (the “Reorganization”). Performance and financial history disclosed for the period prior to September 20, 2024 will reflect that of the Acquired Fund’s Institutional Class shares.

As part of the Reorganization, the Fund was converted from a mutual fund to an exchange-traded fund ("ETF"). As a result of this change, certain risks associated with the ETF structure were added to the Fund's principal risks. In addition, the Fund modified its principal investment strategies to engage in a written call and put strategy and, relatedly, added "Call and Put Strategy Risk" as a principal risk.

Additional Information

For additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, please visit www.pimco.com/literature or contact 888.400.4ETF (888.400.4383). For tax information about the Fund, please visit: www.pimco.com/tax.

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

Semi-Annual Shareholder Report |

September 30, 2024

PMBS  | Principal Listing Exchange: NASDAQ

ETF4742TSRSAR_093024

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Investments.

The information required by this Item 6 is included as part of the semiannual Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) The following is a copy of the report(s) of the Fund’s Financial Statements and Financial Highlights.

(b) Not applicable to the Registrant.

PIMCO ETF Trust

Semiannual Financial and Other Information

September 30, 2024

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust’s prospectuses. The Shareholder Reports for the other series of the PIMCO ETF Trust are printed separately.

Important Information About the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Fund”). The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to track the performance of a specified index. Shares of the Fund are listed and traded at market prices on the Nasdaq Stock Exchange (“Nasdaq”), a national securities exchange, and other securities markets. The market price of the Fund’s shares may be different from the Fund’s net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only large institutional investors may purchase or redeem Creation Units directly with the Fund at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to the Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Fund at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In September 2024, the Fed lowered interest rates for the first time since March 2020. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, there could be increased sales of shares, which, among other things, could further reduce the market price for the Fund’s shares.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments section of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold.

2	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced plans to ultimately phase out the use of LIBOR. As a result of benchmark reforms, publication of all LIBOR settings ceased as of September 30, 2024 when the FCA ceased publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR. Although LIBOR is no longer published, there are potential effects related to the transition away from LIBOR or the prior use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks in 2023, which could be harmful to the Fund and issuers in which they invest. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to the Fund and issuers resulting from changes in the banking sector, market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

The following table discloses the inception dates of the Fund along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception		Diversification Status
PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	09/20/2024	*	Diversified

*

The PIMCO Mortgage-Backed Securities Fund (the “Acquired Fund”), a series of PIMCO Funds, was reorganized and merged into the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Acquiring Fund”) upon close of business on September 20, 2024. Information prior to that date relates to the Acquired Fund’s Institutional Class shares.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand.

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	3

Important Information About the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	(Cont.)

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on Nasdaq, the Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to the Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of the Fund’s holdings. The Fund’s fact sheet provides additional information regarding the Fund and may be requested by calling (888)-400-4ETF and is available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

Paper copies of the Fund’s shareholder reports are required to be provided free of charge by the Fund or financial intermediary upon request.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, and compliance with the rule amendments was required as of July 2024. As such, the Fund has made significant updates to the content of its shareholder reports. In addition, shareholder reports are now mailed to shareholders who have not opted to receive shareholder report documents electronically.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023, and fund groups with $1 billion or more in net assets will have 24 months to comply with the amendments.

4	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	5

Financial Highlights	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

04/01/2024 - 09/30/2024+(e)	$48.51	$0.97	$1.89	$2.86	$(1.42)	$0.00	$0.00	$(1.42)

03/31/2024(e)	49.81	1.63	(0.17)	1.46	(2.76)	0.00	0.00	(2.76)

03/31/2023(e)	56.51	1.41	(5.18)	(3.77)	(2.87)	0.00	(0.06)	(2.93)

03/31/2022(e)	60.34	1.07	(3.38)	(2.31)	(1.52)	0.00	0.00	(1.52)

03/31/2021(e)	59.39	1.24	1.34	2.58	(1.63)	0.00	0.00	(1.63)

03/31/2020(e)	58.88	1.75	0.90	2.65	(2.14)	0.00	0.00	(2.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund acquired all of the assets and liabilities of the PIMCO Mortgage-Backed Securities Fund (“Acquired Fund”) in a reorganization that occurred as of the close of business on September 20, 2024. Performance and financial history of the Acquired Fund’s Institutional Class Shares have been adopted by PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund and will be used going forward. As a result, the information prior to close of business on September 20, 2024 reflects that of the Acquired Fund‘s Institutional Class Shares. The Acquired Fund ceased operations as of the date of the reorganization. A conversion ratio of 0.177482, effective September 20, 2024, has been retroactively applied to per share values of the Acquired Fund’s Institutional Class shares. See Note 1, Organization, in the Notes to Financial Statements for more information.

6	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$49.95	6.04%	$98,179	1.74	%*	1.74	%*	0.50	%*	0.50	%*	4.00%	655%

48.51	3.10	79,153	1.27		1.27		0.50		0.50		3.44	1,143

49.81	(6.68)	130,619	1.11		1.11		0.50		0.50		2.75	961

56.51	(3.93)	144,523	0.50		0.50		0.50		0.50		1.80	887

60.34	4.36	128,747	0.52		0.52		0.50		0.50		2.02	909

59.39	4.55	110,220	0.75		0.75		0.50		0.50		2.95	884

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	7

Statement of Assets and Liabilities	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund(b)	September 30, 2024	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$213,979
Financial Derivative Instruments
Exchange-traded or centrally cleared	29
Over the counter	16
Cash	281
Deposits with counterparty	351
Receivable for TBA investments sold	418,014
Interest and/or dividends receivable	923
Total Assets	633,593

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$19,335
Payable for short sales	40,055
Financial Derivative Instruments
Over the counter	44
Payable for investments purchased	24,616
Payable for TBA investments purchased	451,322
Accrued management fees	9
Other liabilities	33
Total Liabilities	535,414

Commitments and Contingent Liabilities^

Net Assets	$98,179

Net Assets Consist of:

Paid in capital	139,153
Distributable earnings (accumulated loss)	(40,974)

Net Assets	$98,179

Shares Issued and Outstanding	1,966

Net Asset Value Per Share Outstanding(a):	$49.95

Cost of investments in securities	$218,314
Proceeds received on short sales	$40,135
Cost or premiums of financial derivative instruments, net	$(387)

* Includes repurchase agreements of:	$2,900

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund acquired all of the assets and liabilities of the PIMCO Mortgage-Backed Securities Fund (“Acquired Fund”) in a reorganization that occurred as of the close of business on September 20, 2024. All class level information disclosed above reflects information prior to close of business on September 20, 2024 of the Acquired Fund. The Acquired Fund ceased operations as of the date of the reorganization. See Note 1, Organization, in the Notes to Financial Statements for more information.

8	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND	See Accompanying Notes

Statement of Operations	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

Six Months Ended September 30, 2024(a) (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$3,827
Dividends	34
Total Income	3,861

Expenses:

Management fees	170
Supervisory and administrative fees	196
Distribution and/or servicing fees - Class A	10
Distribution and/or servicing fees - Class C	1
Trustee fees	1
Interest expense	857
Total Expenses	1,235
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	1,235

Net Investment Income (Loss)	2,626

Net Realized Gain (Loss):

Investments in securities	(1,806)
Exchange-traded or centrally cleared financial derivative instruments	2,964
Over the counter financial derivative instruments	(60)
Short sales	(103)

Net Realized Gain (Loss)	995

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(90,312)
Exchange-traded or centrally cleared financial derivative instruments	(3,977)
Over the counter financial derivative instruments	49
Short sales	32

Net Change in Unrealized Appreciation (Depreciation)	(94,208)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(90,587)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund acquired all of the assets and liabilities of the PIMCO Mortgage-Backed Securities Fund (“Acquired Fund”) in a reorganization that occurred as of the close of business on September 20, 2024. All class level information disclosed above reflects information prior to close of business on September 20, 2024 of the Acquired Fund. The Acquired Fund ceased operations as of the date of the reorganization. See Note 1, Organization, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	9

Statements of Changes in Net Assets	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended September 30, 2024(a)	Year Ended March 31, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,626	$4,725
Net realized gain (loss)	995	477
Net change in unrealized appreciation (depreciation)	(94,208)	(786)

Net Increase (Decrease) in Net Assets Resulting from Operations	(90,587)	4,416

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,187)	(5,489)
I-2	(1,111)	(1,187)
I-3	(14)	(19)
Class A	(617)	(1,232)
Class C	(18)	(32)

Total Distributions(b)	(3,947)	(7,959)

Fund Share Transactions:

Receipts for shares sold	107,453	66,415
Issued as reinvestment of distributions	3,884	7,661
Cost of shares redeemed	(60,872)	(96,883)

Net increase (decrease) resulting from Fund share transactions	50,465	(22,807)

Total Increase (Decrease) in Net Assets	(44,069)	(26,350)

Net Assets:

Beginning of period	142,248	168,598
End of period	$98,179	$142,248

Shares of Beneficial Interest(c):

Shares sold	191	1,368
Issued as reinvestment of distributions	81	158
Shares redeemed	(1,239)	(1,978)
Net increase (decrease) in shares outstanding	(967)	(452)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund acquired all of the assets and liabilities of the PIMCO Mortgage-Backed Securities Fund (“Acquired Fund”) in a reorganization that occurred as of the close of business on September 20, 2024. Performance and financial history of the Acquired Fund’s Institutional Class Shares have been adopted by PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund and will be used going forward. As a result, the information prior to close of business on September 20, 2024 reflects that of the Acquired Fund’s Institutional Class Shares. The Acquired Fund ceased operations as of the date of the reorganization. See Note 1, Organization, in the Notes to Financial Statements for more information.

(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	A conversion ratio of 0.177482, effective September 20, 2024, has been retroactively applied. See Note 1, Organization, in the Notes to Financial Statements for more information.

10	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	September 30, 2024	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 217.9%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Preferred Term Securities Ltd.
6.462% (TSFR3M + 1.122%) due 07/03/2033 ~	$82	$82

Total Corporate Bonds & Notes (Cost $69)		82

U.S. GOVERNMENT AGENCIES 176.1%

Fannie Mae
0.000% due 04/25/2043 - 10/25/2045 •	738	530
0.200% due 02/25/2043 •(a)	113	1
0.205% due 06/25/2044 •(a)	205	23
0.605% due 11/25/2049 •(a)	70	11
0.623% due 07/25/2044 ~(a)	42	2
0.671% due 07/25/2044 ~(a)	48	2
0.705% due 07/25/2052 ~(a)	44	2
0.758% due 01/25/2045 ~(a)	31	2
0.836% due 09/25/2045 ~(a)	34	2
0.840% due 10/25/2046 ~(a)	14	1
0.849% due 03/25/2045 ~(a)	95	6
0.908% due 04/25/2055 ~(a)	78	4
0.979% due 08/25/2044 ~(a)	30	2
1.058% due 08/25/2054 ~(a)	66	4
1.157% due 08/25/2055 ~(a)	47	3
1.166% due 07/25/2045 ~(a)	165	9
1.190% due 11/25/2035 •(a)	328	26
2.000% due 08/25/2042	538	466
2.349% due 01/25/2031 ~(a)	1,707	117
2.500% due 07/01/2046 - 12/01/2046	213	187
2.500% due 02/25/2051 (a)	577	94
2.944% due 07/25/2039	125	115
3.000% due 07/25/2045 - 02/01/2057	689	605
3.000% due 04/25/2046 (a)	105	12
3.500% due 03/25/2044 - 01/01/2057	400	390
3.500% due 04/25/2046 (a)	34	2
3.575% due 02/01/2026	500	494
3.866% due 08/25/2050 •	128	124
4.000% due 06/01/2033 - 11/25/2045	767	697
4.140% due 04/01/2028	156	157
4.385% due 04/01/2033	166	168
4.490% due 04/01/2033	200	204
4.500% due 09/01/2033 - 04/01/2059	924	915
4.590% due 06/01/2033	335	344
4.680% due 06/01/2030	1,480	1,515
4.700% due 04/01/2033	313	320
4.770% due 12/01/2029	90	92
5.175% due 02/01/2036 •	91	92
5.515% due 06/25/2033 •	8	8
5.523% due 12/25/2036 •	302	295
5.525% due 06/25/2032 •	34	34
5.565% due 11/25/2032 •	11	11
5.583% due 03/25/2034 •	25	25
5.613% due 08/25/2034 •	1	1
5.645% due 01/01/2035 •	8	8
5.675% due 09/01/2034 •	20	21
5.695% due 12/25/2048 •	325	321
5.719% due 11/01/2034 •	2	3
5.768% due 02/01/2035 •	12	12
5.793% due 10/01/2035 •	9	9
5.795% due 12/01/2034 - 03/25/2049 •	223	221
5.805% due 03/01/2035 •	3	3
5.810% due 06/01/2031	1,700	1,795
5.845% due 07/25/2036 •	167	166
5.895% due 03/25/2032 •	39	39
5.939% due 10/01/2035 •	1	1
5.945% due 02/01/2035 •	7	7
5.998% due 03/01/2035 •	3	3
6.030% due 11/01/2035 •	7	7
6.050% due 02/01/2035 •	5	5
6.055% due 04/25/2037 •	216	213
6.082% due 11/01/2048 •	113	116
6.205% due 02/01/2035 •	3	3
6.260% due 10/01/2028 •	1	1
6.277% due 02/01/2042 •	22	23
6.289% due 02/01/2035 •	4	5
6.363% due 08/01/2042 - 10/01/2044 •	235	237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.395% due 04/25/2032 •	$22	$22
6.425% due 04/01/2035 •	12	12
6.435% due 05/01/2035 •	23	24
6.482% due 07/01/2035 •	4	4
6.500% due 01/25/2032	11	12
6.500% due 04/25/2038 (a)	12	3
6.549% due 09/01/2041 •	32	33
6.557% due 04/01/2033 •	7	8
6.579% due 05/25/2035 ~	24	24
6.755% due 10/01/2032 •	78	78
6.785% due 03/01/2035 •	1	1
6.853% due 11/01/2035 •	10	11
6.890% due 08/01/2027 •	5	5
6.902% due 05/01/2038 •	162	167
6.916% due 05/01/2035 •	14	15
6.961% due 01/01/2036 - 10/01/2037 •	284	296
7.078% due 07/01/2035 •	15	15
7.169% due 01/01/2035 •	23	23
7.175% due 05/01/2035 •	25	26
7.210% due 02/01/2035 •	4	4
7.258% due 01/01/2035 •	4	4
7.294% due 01/01/2035 •	6	6
7.296% due 01/01/2035 •	13	13
7.347% due 07/01/2035 •	9	10
7.487% due 09/01/2035 •	10	10
8.000% due 07/25/2034	186	202

Freddie Mac
0.000% due 05/15/2035 - 05/15/2041 •	422	395
0.000% due 08/15/2056 - 10/15/2058 (b)(d)	912	636
0.117% due 05/15/2037 ~(a)	10	1
0.246% due 10/15/2037 ~(a)	12	1
0.395% due 10/15/2037 ~(a)	6	0
0.743% due 01/15/2043 •(a)	896	115
0.787% due 11/15/2038 ~(a)	35	3
0.817% due 03/15/2037 ~(a)	13	1
0.836% due 10/15/2041 ~(a)	26	2
0.895% due 08/15/2041 ~(a)	11	1
0.926% due 11/15/2036 ~(a)	34	2
0.972% due 02/15/2038 ~(a)	21	2
0.996% due 06/15/2038 ~(a)	28	3
1.179% due 08/15/2036 ~(a)	17	1
2.000% due 11/25/2050 (a)	403	53
2.500% due 01/15/2045 - 09/01/2046	293	263
2.500% due 10/15/2052 (a)	3,323	510
3.000% due 10/01/2026 - 12/25/2046	2,003	1,853
3.050% due 03/01/2032	221	204
3.500% due 01/15/2043 - 08/15/2045 (a)	379	61
3.500% due 12/25/2046 - 12/01/2048	305	277
4.000% due 03/15/2042 - 04/01/2048	1,530	1,483
4.000% due 09/15/2045 - 04/15/2046 (a)	812	121
4.400% due 06/01/2030	82	83
4.500% due 04/01/2039 - 04/01/2044	258	261
5.000% due 09/01/2033 - 03/01/2049	1,013	1,042
5.500% due 11/01/2030 - 09/01/2039	649	667
5.500% due 10/15/2035 (a)	54	7
5.707% due 05/15/2035 •	14	14
5.816% due 10/15/2037 - 04/15/2038 •	271	271
5.907% due 12/15/2031 •	20	20
5.957% due 09/15/2030 - 06/15/2042 •	160	159
5.990% due 02/01/2035 •	1	1
5.992% due 01/01/2035 •	4	4
6.000% due 08/01/2026 - 05/01/2040	372	393
6.323% due 02/25/2045 •	67	64
6.350% due 01/01/2034 •	2	2
6.461% due 03/01/2035 •	1	1
6.500% due 05/15/2028 - 03/15/2029	166	169
6.500% due 02/01/2035 •	1	1
6.503% due 02/01/2035 •	4	4
6.515% due 05/01/2032 •	2	2
6.576% due 10/01/2039 •	163	169
6.668% due 11/01/2031 •	4	5
6.820% due 11/01/2036 •	59	61
6.977% due 06/01/2035 •	8	8
7.000% due 05/15/2037	393	425
7.024% due 04/01/2035 •	9	10
7.045% due 04/01/2035 •	5	5
7.142% due 09/01/2034 •	72	75

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.267% due 08/01/2036 •	$4	$4
7.520% due 09/01/2035 •	37	38

Ginnie Mae
0.000% due 12/20/2036 (b)(d)	92	88
0.000% due 06/20/2042 - 12/20/2045 ~(a)	348	14
0.000% due 08/20/2045 - 09/20/2045 •	223	172
2.000% due 03/20/2043	60	51
3.000% due 02/15/2043 - 11/20/2067	3,191	2,925
3.500% due 02/15/2042 - 10/15/2049	3,124	2,974
3.500% due 08/20/2042 (a)	213	26
4.000% due 03/15/2045 - 04/20/2048	1,583	1,565
4.000% due 06/20/2045 (a)	309	60
4.070% due 01/15/2050	1,121	1,115
4.500% due 07/15/2039 - 02/20/2049	873	871
5.000% due 11/20/2034 - 12/20/2048	776	797
5.500% due 09/15/2033 - 12/15/2039	97	100
5.645% due 11/20/2067 •	296	293
5.767% due 05/20/2068 •	621	622
5.817% due 02/20/2068 •	8	8
5.887% due 06/20/2070 •	252	248
5.897% due 05/20/2065 •	5	5
5.947% due 03/20/2061 •	8	8
5.995% due 02/20/2074 •	923	921
6.000% due 05/20/2042	23	24
6.015% due 04/20/2072 •	667	660
6.107% due 01/20/2065 •	29	29
6.117% due 09/20/2069 •	222	221
6.135% due 04/20/2074 •	500	501
6.147% due 11/20/2065 •	375	375
6.187% due 09/20/2063 •	58	59
6.217% due 09/20/2065 •	769	769
6.267% due 01/20/2066 - 09/20/2066 •	230	231
6.314% due 10/20/2067 •	1,268	1,268
6.345% due 12/20/2073 •	1,483	1,488
6.365% due 12/20/2072 •	406	411
6.395% due 08/20/2053 •	470	471
6.467% due 04/20/2063 - 03/20/2066 •	1,422	1,431
6.495% due 12/20/2070 •	222	224
6.500% due 03/15/2026 - 08/15/2038	222	230
6.517% due 07/20/2070 - 08/20/2070 •	2,392	2,429
6.617% due 03/20/2066 •	67	68
6.717% due 10/20/2070 •	672	684
6.767% due 09/20/2063 •	38	38

Ginnie Mae, TBA
2.000% due 11/01/2054	5,000	4,246
2.500% due 10/01/2054	5,000	4,407
3.000% due 11/01/2054	5,000	4,564
4.000% due 10/01/2054	2,000	1,934
4.500% due 11/01/2054	2,000	1,974
5.000% due 11/01/2054	1,000	1,001
5.500% due 10/01/2054	1,500	1,515

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 05/01/2036	1,026	946
2.000% due 05/01/2036 (f)	935	862
2.500% due 06/01/2028 - 12/01/2032	550	529
3.000% due 10/01/2026 - 07/01/2050	4,494	4,254
3.000% due 06/01/2042 (f)	947	883
3.500% due 12/01/2033 - 05/01/2048	2,726	2,628
3.500% due 07/01/2043 - 02/01/2046 (f)	5,841	5,586
4.000% due 07/01/2033 - 03/01/2048	5,981	5,905
4.500% due 07/01/2039 - 08/01/2053	3,307	3,317
4.500% due 07/01/2043 (f)	1,778	1,788
5.000% due 08/01/2053 - 07/01/2054	7,290	7,370
5.500% due 10/01/2024 - 05/01/2053	6,302	6,413
6.000% due 10/01/2032 - 06/01/2053	866	908
6.000% due 09/01/2054 (f)	8,813	9,094
6.500% due 11/01/2028 - 11/01/2037	193	202
6.500% due 09/01/2054 (f)	1,543	1,609

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2054	7,000	5,788
2.500% due 10/01/2054	6,000	5,180
3.000% due 10/01/2054	10,000	8,977
5.000% due 10/01/2054	5,000	4,997
5.500% due 10/01/2054 - 11/01/2054	3,500	3,541
6.000% due 10/01/2054 - 11/01/2054	14,700	15,025
6.500% due 11/01/2054	8,350	8,605

See Accompanying Notes	SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	11

Schedule of Investments	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 10/01/2054	$2,000	$2,078

Total U.S. Government Agencies (Cost $175,670)		172,914

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.3%

Angel Oak Mortgage Trust
5.985% due 01/25/2069 þ	453	460

Banc of America Funding Trust
5.017% due 01/20/2047 ~	90	78
5.655% due 05/20/2035 •	19	17

Banc of America Mortgage Trust
5.750% due 07/20/2032 ~	1	1

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.249% due 01/25/2035 •	3	3

Citigroup Mortgage Loan Trust
5.769% due 08/25/2035 •	89	84
6.500% due 06/25/2054 ~	184	188

Commercial Mortgage Trust
6.511% due 12/15/2038 •	1,439	1,376

Countrywide Alternative Loan Trust
5.275% due 07/20/2046 •	33	28
5.389% due 05/25/2035 •	171	158
5.469% due 09/25/2046 •	410	323
5.469% due 10/25/2046 •	36	27
5.649% due 10/25/2046 •	271	199

Countrywide Home Loan Mortgage Pass-Through Trust
3.774% due 04/25/2035 ~	217	158
5.549% due 04/25/2035 •	25	24
5.649% due 03/25/2036 •	1	0
5.669% due 02/25/2036 •	1	0
5.889% due 09/25/2034 •	42	36
6.009% due 06/19/2031 ~	15	15

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.500% due 07/25/2056 ~	150	127

Freddie Mac
6.000% due 10/25/2054 «(c)	10,000	9,989

Freddie Mac Multifamily Structured Pass Through Certificates
4.228% due 10/25/2034 ~	800	793

Ginnie Mae
6.245% due 08/20/2054	1,507	1,511
6.245% due 07/20/2074 •	601	606

GreenPoint Mortgage Funding Trust
5.369% due 10/25/2046 •	117	105
5.369% due 12/25/2046 •	157	148
5.509% due 04/25/2036 •	31	27
5.649% due 10/25/2046 •	339	259

GS Mortgage Securities Corp. Trust
6.294% due 07/15/2031 •	1,100	907

GSR Mortgage Loan Trust
5.489% due 08/25/2046 •	173	41

HarborView Mortgage Loan Trust
5.559% due 03/19/2036 •	18	17

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	705	699

IndyMac INDX Mortgage Loan Trust
5.369% due 06/25/2046 •	46	40
5.369% due 11/25/2046 •	109	98

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	784	690
3.000% due 04/25/2052 ~	757	666
5.000% due 08/25/2051 •	1,941	1,788
5.869% due 11/25/2049 •	48	46

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	$412	$391
3.508% due 11/24/2042 «•	457	443
4.250% due 09/29/2046 «	758	731

MASTR Adjustable Rate Mortgages Trust
5.569% due 05/25/2047 •	1	1

MASTR Alternative Loan Trust
5.369% due 03/25/2036 •	960	94

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.911% due 11/15/2031 •	11	10

MFA Trust
1.381% due 04/25/2065 ~	141	134

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	392	375

OBX Trust
3.000% due 01/25/2052 ~	348	306

Residential Accredit Loans, Inc. Trust
4.404% due 08/25/2035 ~	147	58
5.369% due 12/25/2046 •	85	72
5.429% due 05/25/2037 •	17	14
5.509% due 05/25/2046 •	64	51

Sequoia Mortgage Trust
5.779% due 10/19/2026 •	9	9
5.835% due 10/20/2027 •	1	1

Structured Asset Mortgage Investments Trust
5.739% due 09/19/2032 •	3	3

Thornburg Mortgage Securities Trust
5.513% due 10/25/2046 •	30	28

Towd Point Mortgage Trust
5.969% due 05/25/2058 •	145	150

WaMu Mortgage Pass-Through Certificates Trust
5.969% due 07/25/2044 •	31	29
6.019% due 12/25/2045 •	255	219

Washington Mutual Mortgage Pass-Through Certificates Trust
5.843% due 12/25/2046 •	102	81

Total Non-Agency Mortgage-Backed Securities (Cost $26,127)		24,932

ASSET-BACKED SECURITIES 13.4%

Aegis Asset-Backed Securities Trust
5.669% due 03/25/2035 •	178	173

Amortizing Residential Collateral Trust
5.669% due 10/25/2031 •	3	3

Anchorage Capital CLO Ltd.
6.985% due 04/20/2037 •	400	402

Apex Credit CLO Ltd.
7.082% due 04/20/2036 •	500	504

Arbor Realty Commercial Real Estate Notes Ltd.
6.561% due 11/15/2036 •	1,312	1,313

Ares CLO Ltd.
6.606% due 04/17/2033 •	500	500

Birch Grove CLO Ltd.
6.912% due 07/17/2037 •	4,700	4,729

Centex Home Equity Loan Trust
5.269% due 01/25/2032 •	5	5

Citigroup Mortgage Loan Trust
5.289% due 12/25/2036 •	541	297

Countrywide Asset-Backed Certificates Trust
5.249% due 04/25/2047 •	70	69
5.469% due 03/25/2037 •	79	76

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diameter Capital CLO Ltd.
6.936% due 04/15/2037 •	$500	$503

EMC Mortgage Loan Trust
6.469% due 08/25/2040 •	27	27

Generate CLO Ltd.
7.112% due 10/20/2036 •	500	504

GSAA Home Equity Trust
5.569% due 03/25/2037 •	176	71

GSAMP Trust
5.229% due 12/25/2046 •	388	204

Home Equity Asset Trust
5.569% due 11/25/2032 •	3	2

HSI Asset Securitization Corp. Trust
5.109% due 01/25/2037 •	268	203

KKR CLO Ltd.
6.726% due 02/09/2035 •	500	501

Marathon CLO Ltd.
6.662% due 01/20/2033 •	300	300

Morgan Stanley ABS Capital, Inc. Trust
5.039% due 10/25/2036 •	394	214

Morgan Stanley Mortgage Loan Trust
5.689% due 04/25/2037 •	489	135

Palmer Square CLO Ltd.
6.602% due 04/20/2035 •	150	150

PRET LLC
3.721% due 07/25/2051 þ	803	797

Saxon Asset Securities Trust
6.719% due 12/25/2037 •	159	138

Securitized Asset-Backed Receivables LLC Trust
5.614% due 01/25/2035 •	19	21

Sycamore Tree CLO Ltd.
6.962% due 01/20/2037 •	300	302

TCW CLO Ltd.
6.886% due 01/16/2037 •	500	503

Trinitas CLO Ltd.
6.655% due 04/25/2033 •	500	501

United National Home Loan Owner Trust
6.910% due 03/25/2025 þ	3	4

Total Asset-Backed Securities (Cost $13,548)		13,151

SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS (e) 3.0%
		2,900

Total Short-Term Instruments (Cost $2,900)		2,900

Total Investments in Securities (Cost $218,314)		213,979

Total Investments 217.9% (Cost $218,314)		$213,979

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $(387))		1

Other Assets and Liabilities, net (117.9)%		(115,801)

Net Assets 100.0%		$98,179

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

12	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND	See Accompanying Notes

September 30, 2024	(Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.980%	09/30/2024	10/01/2024	$2,900	U.S. Treasury Notes 3.380% due 05/15/2033	$(2,958)	$2,900	$2,900

Total Repurchase Agreements						$(2,958)	$2,900	$2,900

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	5.090%	09/25/2024	10/02/2024	$(6,215)	$(6,220)
	5.100	09/26/2024	10/03/2024	(13,105)	(13,115)

Total Reverse Repurchase Agreements					$(19,335)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (40.8)%
Uniform Mortgage-Backed Security, TBA	3.000%	10/01/2054	$5,000	$(4,498)	$(4,488)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2054	2,000	(1,927)	(1,923)
Uniform Mortgage-Backed Security, TBA	4.500	11/01/2054	3,000	(2,962)	(2,951)
Uniform Mortgage-Backed Security, TBA	5.000	11/01/2054	9,200	(9,221)	(9,196)
Uniform Mortgage-Backed Security, TBA	5.500	11/01/2054	6,700	(6,795)	(6,778)
Uniform Mortgage-Backed Security, TBA	6.000	10/01/2054	14,400	(14,732)	(14,719)

Total Short Sales (40.8)%				$(40,135)	$(40,055)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$2,900	$0	$0		$2,900	$(2,958)	$(58)
DEU	0	(19,335)	0		(19,335)	19,820	485

Total Borrowings and Other Financing Transactions	$2,900	$(19,335)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(19,335)	$0	$0	$(19,335)

Total Borrowings	$0	$(19,335)	$0	$0	$(19,335)

Payable for reverse repurchase agreements					$(19,335)

See Accompanying Notes	SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	13

Schedule of Investments	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	(Cont.)

(f)	Securities with an aggregate market value of $19,820 have been pledged as collateral under the terms of the above master agreements as of September 30, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(28,935) at a weighted average interest rate of 5.448%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	12/18/2029	$2,300	$(61)	$1	$(60)	$6	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2031	5,500	(183)	2	(181)	16	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2034	2,300	(92)	3	(89)	7	0

Total Swap Agreements						$(336)	$6	$(330)	$29	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$29	$29	$0	$0	$0	$0

Cash of $351 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	USD-SOFRRATE	Receive	4.700%	09/25/2025	22,100	$10	$9

MYC	Put - OTC 10-Year Interest Rate Swap	USD-SOFRRATE	Receive	5.000	09/26/2025	2,200	8	7

Total Purchased Options							$18	$16

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2054	$98.141	11/07/2024	10,000	$(20)	$(12)

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 12/01/2054	102.113	12/05/2024	5,000	(5)	(4)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2054	98.328	11/07/2024	10,000	(16)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2054	100.156	11/07/2024	10,000	(19)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 12/01/2054	100.563	12/05/2024	5,000	(9)	(8)

Total Written Options					$(69)	$(44)

14	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND	See Accompanying Notes

September 30, 2024	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(12)	$0	$(12)	$(12)	$0	$(12)
GLM	0	9	0	9	0	0	0	0	9	0	9
JPM	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
MYC	0	7	0	7	0	0	0	0	7	0	7
SAL	0	0	0	0	0	(28)	0	(28)	(28)	0	(28)

Total Over the Counter	$0	$16	$0	$16	$0	$(44)	$0	$(44)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$29	$29

Over the counter
Purchased Options	$0	$0	$0	$0	$16	$16

	$0	$0	$0	$0	$45	$45

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$44	$44

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,216	$1,216
Swap Agreements	0	0	0	0	1,748	1,748

	$0	$0	$0	$0	$2,964	$2,964

Over the counter
Purchased Options	$0	$0	$0	$0	$(491)	$(491)
Written Options	0	0	0	0	431	431

	$0	$0	$0	$0	$(60)	$(60)

	$0	$0	$0	$0	$2,904	$2,904

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(122)	$(122)
Swap Agreements	0	0	0	0	(3,855)	(3,855)

	$0	$0	$0	$0	$(3,977)	$(3,977)

Over the counter
Purchased Options	$0	$0	$0	$0	$167	$167
Written Options	0	0	0	0	(118)	(118)

	$0	$0	$0	$0	$49	$49

	$0	$0	$0	$0	$(3,928)	$(3,928)

See Accompanying Notes	SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	15

Schedule of Investments	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	(Cont.)	September 30, 2024	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$82	$0	$82
U.S. Government Agencies	0	172,914	0	172,914
Non-Agency Mortgage-Backed Securities	0	13,378	11,554	24,932
Asset-Backed Securities	0	13,151	0	13,151
Short-Term Instruments
Repurchase Agreements	0	2,900	0	2,900

Total Investments	$0	$202,425	$11,554	$213,979

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(40,055)	$0	$(40,055)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$29	$0	$29
Over the counter	0	16	0	16

	$0	$45	$0	$45

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(44)	$0	$(44)

Total Financial Derivative Instruments	$0	$1	$0	$1

Totals	$0	$162,371	$11,554	$173,925

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:

Category and Subcategory	Beginning Balance at 03/31/2024	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$1,803	$9,991	$(146)	$1	$(3)	$65	$0	$(157)	$11,554	$56
Asset-Backed Securities	78	0	(22)	0	3	1	0	(60)	0	0

Totals	$1,881	$9,991	$(168)	$1	$0	$66	$0	$(217)	$11,554	$56

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$9,989	Proxy Pricing	Base Price	99.999	—
	1,565	Discounted Cash Flow	Discount Rate	4.884-4.984	4.941

Total	$11,554

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

16	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND	See Accompanying Notes

Notes to Financial Statements	September 30, 2024	(Unaudited)

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Fund”).

As of the close of business on September 20, 2024 (the “Closing Date”), pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the Trust (the “Board”), PIMCO Mortgage-Backed Securities Fund (a mutual fund) (the “Acquired Fund”), a series of PIMCO Funds, was reorganized (the “Reorganization”) into the Fund, a newly created exchange-traded fund ("ETF"). Following the Reorganization, the Acquired Fund’s Institutional Class Shares’ performance and financial history were adopted by the Fund. In connection with the Reorganization, each eligible shareholder of the Acquired Fund as of the Closing Date received shares of the Fund as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”), equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment may have been taxable. Shareholders of the Acquired Fund who were ineligible to hold ETF shares as of the Closing Date either had their Acquired Fund shares liquidated, and such shareholders received cash equal in value to their Acquired Fund Shares, which cash payment may have been taxable, or, for direct accounts with UMB Bank, their shares were exchanged into shares of the equivalent share class of PIMCO Government Money Market Fund. The Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of the Reorganization.

The following table sets forth the shares and capitalization of the Acquired Fund as of September 20, 2024, and the combined shares and capitalization of the Fund as adjusted at consummation of the Reorganization.

	Acquired Fund Class					Reorganization Adjustments	Fund After Reorganization
	Institutional Class	I-2	I-3	Class A	Class C
Net Assets (thousands)	$39,546	$37,755	$478	$19,900	$599	$0	$98,278
Shares Outstanding (thousands)	4,457	4,255	54	2,243	67	(9,110)	1,966
Net Asset Value Per Share^	$8.87	$8.87	$8.87	$8.87	$8.87	$41.13	$50.00

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding to the nearest thousands.

Costs incurred by the Fund and the Acquired Fund associated with the Reorganization, including the legal costs associated with the Reorganization) were borne by PIMCO. However, brokerage fees and expenses related to the disposition and acquisition of Acquired Fund assets (including any disposition to raise cash to pay redemption proceeds) were borne by the Fund and/or the Acquired Fund, as applicable. The Fund is expected to have a lower expense ratio than the net expense ratio of each share class of the Acquired Fund as the Fund is subject to a lower management fee and no distribution and/or service (12b-1) fee. In addition, the Fund is expected to have a lower expense ratio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between PIMCO and the Acquired Fund. The Fund is also expected to have lower gross expenses, before giving effect to fee waivers and/or expense reimbursements, than any class of shares of the Acquired Fund. The Reorganization did not result in a material change to the Acquired Fund’s portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Fund.

The Fund is an ETF. ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by a member or participant of a clearing agency registered with the Securities and Exchange Commission, which has a written agreement with the Fund’s Distributor that allows such member or participant to place orders for the purchase and redemption of Creation Units (“Authorized Participant“). Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. The Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to, ASC 946. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	17

Notes to Financial Statements	(Cont.)

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Distributions to Shareholders Distributions from net investment income, if any, are declared monthly and distributed to shareholders monthly. The Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid

18	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

September 30, 2024	(Unaudited)

in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management has implemented changes in connection with the amendments and has determined that there was no material impact to the Fund’s financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, and compliance with the rule amendments was required as of July 2024. As such, the Fund has made significant updates to the content of its shareholder reports. In addition, shareholder reports are now mailed to shareholders who have not opted to receive shareholder report documents electronically. Management has implemented format and content changes to the Fund’s annual and semiannual financial and other information in connection with the rule amendments and has determined that there was no material impact to the Fund’s financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments was required as of May 28, 2024. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Fund’s financial statements.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023, and fund groups with $1 billion or more in net assets will have 24 months to comply with the amendments. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

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Notes to Financial Statements	(Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

20	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

September 30, 2024	(Unaudited)

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

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Notes to Financial Statements	(Cont.)

securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

22	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

September 30, 2024	(Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Acquired Fund invested in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Manager, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Manager. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated fund for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,811	$31,830	$(33,641)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal payments. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants.

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured

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Notes to Financial Statements	(Cont.)

financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and contemporaneously opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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September 30, 2024	(Unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales Short sales are transactions in which the Fund sells a security that it does not own in anticipation that the market price of that security will decline. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	25

Notes to Financial Statements	(Cont.)

agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(b) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent

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premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Market Trading Risk is the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in Fund shares may be halted or become less liquid or that Fund shares trade at prices other than the Fund’s net asset value, and are subject to trading costs, which may be

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Notes to Financial Statements	(Cont.)

exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Call and Put Strategy Risk is the risk that the Fund may write calls and/or puts on instruments the Fund owns or otherwise has exposure to (covered calls or covered puts) or write calls and/or puts on instruments to which the Fund has no exposure (naked calls or naked puts) in return for a premium. The Fund may pursue such a strategy directly or within the structure of an asset-linked note (such as mortgage-linked notes that may count towards the Fund’s 80% policy). Under a call or put writing strategy (either directly or indirectly through an asset-linked note), the Fund typically would expect to receive cash (or a premium) for having written (sold) a call or put option, which enables a purchaser of the call to buy (or the purchaser of the put to sell) the asset on which the option is written at a certain price within a specified time frame.

Writing call options will limit the Fund’s opportunity to profit from an increase in the market value and other returns of the underlying asset to the exercise price (plus the premium received). The Fund’s maximum potential gain via a written covered call will generally be expected to

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be the premium received from writing a covered call option plus the difference between any lower price at which the Fund acquired exposure to the applicable underlying asset and any higher price at which a purchaser of the call option may exercise the call option. The Fund’s maximum potential gain via a written naked call or any put will generally be the premium received from writing the option. The Fund’s maximum potential loss on a written covered call is the purchase price paid for the underlying asset minus the premium received for writing the option. The Fund’s maximum potential loss on a written uncovered call is theoretically limitless as the value of the underlying asset rises. The Fund’s maximum potential loss on a written put is the entire strike price minus the premium received for writing the option as the value of the underlying asset could fall to zero. Therefore, written calls and puts can result in overall losses and detract from the Fund’s total returns even though the call or put options produce premiums and may initially produce income and cash flow to the Fund (and distributions by the Fund) for having written the call or put options.

Buying a call option or put option will generally involve the Fund paying a premium on the option, which may detract from returns and may not limit losses. The Fund may lose the initial amount invested in the call option or put option.

When the Fund purchases an asset-linked note with call or put writing exposure embedded within it from a counterparty, the Fund is expected to receive exposure to the premium of the call or put option within the note (such as in the form of a coupon from the note). Therefore, these notes can provide recurring cash flow and income to the Fund based on the premiums that would be received from writing call or put options and this can be an important source of the Fund’s return, distributions and/or income. In a rising market, a covered call option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call or put expires, the Fund would generally realize a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the market value loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position, which will detract from the Fund’s total returns even if the call or put options written by the Fund produced premiums and initially produced Fund distributions, returns, income and/or cash flow. When the Fund purchases an asset-linked note with call or put buying exposure, such exposure and any premiums paid for the call or put option exposure will generally detract from returns and may not limit losses.

Asset-Linked Notes Risk is the risk that asset-linked notes (including, but not limited to, interest rate-linked and/or mortgage-linked notes) are subject to the risk that investing in these instruments may be more costly to the Fund than if the Fund had invested in the asset(s) underlying the instrument directly. Asset-linked notes expose the Fund to the risks of the underlying asset(s). In addition, they are subject to certain structured products risks, such as issuer and counterparty risk. The Fund’s asset-linked note investments are subject to the risk that counterparties will fail to make payments when due or default completely. Prices of the Fund’s asset-linked note investments may be adversely affected if any of the issuers of the underlying asset(s) or counterparties to the asset-linked notes are subject to an actual or perceived deterioration in their credit quality. Should the prices of the asset underlying an asset-linked note move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an asset-linked note, and may realize losses, which could be significant and could include the Fund’s entire principal investment. There may be no established trading market for asset-linked notes, and they may constitute illiquid investments, which may make them difficult to sell and value. A lack of liquidity may also cause the value of an asset-linked note to decline. In addition, asset-linked notes may exhibit price behavior that does not correlate with the asset(s) underlying the instrument. Asset-linked notes may result in the Fund recognizing more taxable income in a given period than what would have been recognized from a direct investment in the underlying assets and/or increase Fund distributions at the expense of Fund returns and/or capital gains distributions.

Basis Risk is the risk that exists when the price of a derivative position diverges from the price of the underlying instrument(s), and/or there is a mismatch between an asset and the derivative’s reference asset(s), which may result in excess losses to the Fund. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio

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Notes to Financial Statements	(Cont.)

securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks.

Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruptions Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human

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errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements	(Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. The Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. The Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	0.40%

(b) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as : (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Fund in the trust (except that the Fund will not bear organizational expenses), and any other expenses, which are capitalized in accordance with generally accepted accounting principles. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

(c) Remuneration Paid to Directors, Officers and Others (N-CSR Item 10) The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates. The pro rata share of Trustee fees for the Fund is reflected on the Statement of Operations as Trustee fees.

(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through October 31, 2025, to waive the Fund’s Management Fee, or reimburse the Fund, to the extent that the Fund’s pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

32	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

September 30, 2024	(Unaudited)

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fee and/or other expenses waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of September 30, 2024, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,618,543	$1,660,753	$33,994	$25,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	33

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

Share transactions for the Fund following the Closing Date as well as share transactions for the period April 1, 2024 to September 20, 2024 and the prior fiscal year for each class of the Acquired Fund were as follows (shares and amounts in thousands†):

	Period from 09/21/2024 to 09/30/2024

	Shares	Amount
Receipts for shares sold	1,966	$98,278
Issued as reinvestment of distributions	0	0
Cost of shares redeemed	0	0

Net increase (decrease) resulting from Fund share transactions	1,966	$98,278

	Period from 04/01/2024 to 09/20/2024

	Shares~	Amount
Receipts for shares sold

Institutional Class	102	$4,906

I-2	66	3,174

I-3	1	28

Class A	22	1,063

Class C	0	4
Issued as reinvestment of distributions

Institutional Class	45	2,155

I-2	23	1,108

I-3	0	14

Class A	12	589

Class C	1	18
Cost of shares redeemed

Institutional Class	(988)	(48,671)

I-2	(152)	(7,341)

I-3	(1)	(54)

Class A	(95)	(4,669)

Class C	(3)	(137)

Net increase (decrease) resulting from Fund share transactions	(967)	$(47,813)

	Year Ended 03/31/2024

	Shares~	Amount
Receipts for shares sold

Institutional Class	574	$27,934

I-2	728	35,273

I-3	11	517

Class A	52	2,523

Class C	3	168
Issued as reinvestment of distributions

Institutional Class	108	5,246

I-2	24	1,183

I-3	1	19

Class A	24	1,181

Class C	1	32
Cost of shares redeemed

Institutional Class	(1,672)	(82,105)

I-2	(188)	(9,066)

I-3	(5)	(225)

Class A	(106)	(5,120)

Class C	(7)	(367)

Net increase (decrease) resulting from Fund share transactions	(452)	$(22,807)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A conversion ratio of 0.177482, effective September 20th, 2024, has been retroactively applied.

34	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

September 30, 2024	(Unaudited)

14. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in Creation Units. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Fund. These standard transaction fees are not payable to the Fund, and therefore, generally do not impact the Fund’s financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by the Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$17,376	$18,605

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

$177,792	$1,327	$(5,553)	$(4,226)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	35

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

SOFR	Secured Overnight Financing Rate	TSFR3M	Term SOFR 3-Month

Other Abbreviations:

ABS	Asset-Backed Security	OIS	Overnight Index Swap	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

36	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

Approval of Investment Advisory Contract and Other Agreements (N-CSR Item 11)	(Unaudited)

Approval of the Investment Management Agreement for PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

At a meeting held on May 9-10, 2024, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Investment Management Agreement (the “ Agreement”) between the Trust, on behalf of the PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”). The New Fund, a series of the Trust, was established in connection with the reorganization of an existing mutual fund, the PIMCO Mortgage-Backed Securities Fund, a series of PIMCO Funds (the “Acquired Fund”), with and into the New Fund, an exchange-traded fund (the “Conversion”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed: The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Fund in connection with the May 9-10, 2024 meeting. The Trustees also considered information they had received from PIMCO in connection with the renewal of the Investment Management Agreement between PIMCO and the existing series of the Trust as well as the renewal of the investment advisory contract between PIMCO and the Acquired Fund at the August 2023 Board meeting. The Board reviewed information relating to the proposed New Fund operations, including a memorandum from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert LLP describing the Trustees’ responsibilities in approving the Agreement. In considering whether to approve the Agreement, the Board also reviewed materials provided by PIMCO regarding the Conversion.

(b) Review Process: In connection with the approval of the Agreement, the Board reviewed written materials prepared by PIMCO encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreement. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide to the New Fund. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to, for example, investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the New Fund, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time and other investment options that have the potential to benefit shareholders.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreement is likely to benefit the New Fund and its shareholders.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services to be provided by PIMCO to the New Fund under the Agreement. The Board considered the terms of the Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under a unified fee. In return, PIMCO will provide or procure

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	37

Approval of Investment Advisory Contract and Other Agreements (N-CSR Item 11)	(Cont.)

certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency, exchange listing and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement will continue to increase. The Board considered PIMCO’s provision and/or procurement of these services to other series of the Trust and its supervision of the Trust’s third-party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services proposed to be provided or procured by PIMCO under the Agreement are likely to benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

While the New Fund had not yet commenced operations at the time the Agreement was considered, the Trustees considered that the New Fund, in connection with the Conversion, would commence operations with the Acquired Fund’s performance history. The Trustees also considered the performance information with respect to the Acquired Fund over various time periods, both in absolute terms and relative to a specified index.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including, but not limited to, the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the impact of potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed management fees and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the management fee for the Acquired Fund and the average and median fee and expense levels of other similar funds. With respect to the management fees, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Expense Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge as well as the Acquired Fund and found that the New Fund’s total expenses to be reasonable.

The Board considered the New Fund’s unified fee structure, under which the New Fund would pay for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO will provide or procure such services and bear the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee would lead to fees for the New Fund that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of fees for the New Fund at competitive levels over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed management fees were reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that PIMCO would bear the Fund’s organizational expenses and the Fund would be covered by an Expense Limitation Agreement that is designed to cap expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the management fee to be charged by PIMCO and that the estimated total expenses of the New Fund is reasonable and approval of the Agreement would benefit shareholders of the New Fund.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the Agreement was considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available. In light of the Conversion, the Trustees considered the information provided regarding the profitability of PIMCO’s relationship with the Acquired Fund, the existing series of the Trust as well as an analysis by Lipper of the profitability of public investment advisers.

The Trustees considered that the unified fee provides inherent economies of scale because the New Fund unified fee would remain fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees also considered, unlike the New Fund’s proposed unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against

38	PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND

(Unaudited)

declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale, if any, with shareholders before it realizes such benefits.

The Board concluded that the New Fund’s proposed cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third-party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board also noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO supported the approval of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement was fair and reasonable to the New Fund and its shareholders, that the New Fund shareholders would likely receive reasonable value in return for the fees that would be paid to PIMCO by the New Fund under the Agreement, and that the approval of the Agreement was in the best interests of the New Fund and its shareholders.

SEMIANNUAL FINANCIAL AND OTHER INFORMATION	|	SEPTEMBER 30, 2024	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106-2197

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

ETF4742FSTMSAR_093024

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information required by this Item 10 is included as part of the Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the Financial Statements and Financial Highlights filed under Item 7(a) of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation

(a)  Not applicable to the Registrant.

(b)  Not applicable to the Registrant.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Not applicable to the Registrant.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	Not applicable to the Registrant.

(a)(5)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	December 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date:	December 3, 2024

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	December 3, 2024